UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported):  March 23, 2005
                                                          ---------------


                       Georgia Bank Financial Corporation
                       ----------------------------------
               (Exact name of registrant as specified in charter)

     Georgia                        0-24172               58-2005097
--------------------------------------------------------------------------------
 (State or other                 (Commission            (IRS Employer
 jurisdiction of                 File Number)        Identification No.)
  incorporation)


3530 Wheeler Road, Augusta, GA                                         30909
--------------------------------------------------------------------------------
        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (706) 738-6990
                                                   -----------------


                  --------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant
--------------------------------------------------------

On March 23, 2005, the Audit Committee of the Board of Directors of Georgia Bank Financial Corporation ("the Company") notified Crowe Chizek and Company LLC that they have been engaged to serve as the Company's independent public accountants, and notified KPMG LLP that they have been dismissed as the Company's independent public accountants, effective immediately. The decision to change independent public accountants was made by the Audit Committee of the Company's Board of Directors.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2004, and the effectiveness of internal control over financial reporting as of December 31, 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended December 31, 2004, and from December 31, 2004 through the effective date of KPMG's termination, there have been no disagreements between the Company and KPMG on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused KPMG to make reference to the subject matter of such disagreements in connection with its report. None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the SEC's rules and regulations have occurred during the two years ended December 31, 2004, or from December 31, 2004 through the effective date of KPMG's termination.

KPMG has furnished a letter to the SEC dated, March 25, 2005, and is attached hereto as Exhibit 16.

During the two years ended December 31, 2004 and from December 31, 2004 through engagement of Crowe Chizek and Company LLC as the Company's independent accountant on March 23, 2005, neither the Company nor anyone on its behalf had consulted Crowe Chizek and Company LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with KPMG on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report, or a "reportable event" as described in Item 304(a)(1)(v) of the Regulation S-K of the SEC's rules and regulations.


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
Item 9.01. Financial Statements and Exhibits.

           Exhibit No.     Description
           -----------     -----------

           16              Letter from KPMG LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              GEORGIA BANK FINANCIAL
                                              CORPORATION

                                              By:
Dated:  March 25, 2005
                                                     /s/ Ronald L. Thigpen
                                              ----------------------------------
                                              Name:  Ronald L. Thigpen
                                              Title: Executive Vice President
                                                     and Chief Operating Officer


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
                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

16              Letter from KPMG LLP